SAXON SECURITIES ASSET TRUST 1997-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATES


                                  SERIES 1997-1


                                 TRUST AGREEMENT

                           dated as of March 1, 1997,

                                      among

                         SAXON ASSET SECURITIES COMPANY,
                                  as Depositor
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
     as Master Servicer, Custodian, Certificate Registrar and Paying Agent

                                       and

                                 CITIBANK, N.A.
                                   as Trustee

                                TABLE OF CONTENTS
                                                                    Page
PRELIMINARY STATEMENT..................................................2
ARTICLE I  DEFINITIONS.................................................2
   Section 1.01.  Standard Terms; Section References...................2
   Section 1.02.  Defined Terms........................................2
ARTICLE II  FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS..........15
   Section 2.01.  Conveyance of Mortgage Loans........................15
ARTICLE III  REMITTING TO CERTIFICATEHOLDERS..........................16
   Section 3.01.  Subaccount Distributions............................15
   Section 3.02.  Certificate Distributions...........................17
   Section 3.03.  Reports to the Depositor............................19
   Section 3.04.  Reports by Master Servicer..........................20
THE CERTIFICATES......................................................21
   Section 4.01.  The Certificates....................................21
   Section 4.02.  Denominations.......................................21
   Section 4.03.  Interest Fund.......................................21
ARTICLE V MISCELLANEOUS PROVISIONS....................................22
   Section 5.01.  Request for Opinions................................22
   Section 5.02.  Form of Certificates................................22
   Section 5.03.  Schedules and Exhibits..............................22
   Section 5.04.  Governing Law.......................................22
   Section 5.05.  REMIC Administration................................22
   Section 5.06.  Master Servicer; Month-End Interest.................23
   Section 5.07.  Trustee; Advances...................................24
   Section 5.08.  Auction Call........................................24

Schedule I:    The Mortgage Loans:           A.     Group I Mortgage Loans
                                             B.     Group II Mortgage Loans
Schedule II:   Sales Agreement and Servicing Agreements
Schedule III:  Mortgage Loans for which first payment to the Trust will be after
               April 1, 1997
Exhibit AF:    1:      Form of Class AF-1 Certificate
               2:      Form of Class AF-2 Certificate
               3:      Form of Class AF-3 Certificate
               4:      Form of Class AF-4 Certificate
               5:      Form of Class AF-5 Certificate
Exhibit MF:    1:      Form of Class MF-1 Certificate
               2:      Form of Class MF-2 Certificate
Exhibit BF:            Form of Class BF Certificate
Exhibit AV-1:          Form of Class AV-1 Certificate
Exhibit MV:    1:      Form of Class MV-1 Certificate
               2:      Form of Class MV-2 Certificate
Exhibit BV:            Form of Class BV Certificate
Exhibit C:             Form of Class C Certificate
Exhibit R:             Form of Class R Certificate

                                 TRUST AGREEMENT

        THIS TRUST AGREEMENT dated as of March 1, 1997 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Master Servicer, Custodian, Certificate Registrar and Paying Agent (in such capacities, the "Master Servicer", the "Custodian", the "Certificate Registrar" and the "Paying Agent"), and CITIBANK, N.A., a national banking association, as Trustee (in such capacity, the "Trustee"), under this Agreement and the Standard Terms to Trust Agreement (January 1997 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").


                              PRELIMINARY STATEMENT

        The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $464,142,000 to be known as the Saxon Securities Asset Trust 1997-1, Mortgage Loan Asset Backed Certificates, Series 1997-1 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2, Class BV, Class C and Class R Certificates.

        In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer, the Custodian, the Certificate Registrar, the Paying Agent and the Trustee agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

        Section 1.01.  Standard Terms; Section References.

        (a) The Depositor, the Master Servicer, the Custodian, the Certificate Registrar, the Paying Agent and the Trustee acknowledge that the Standard Terms prescribe their duties, responsibilities and obligations with respect to the Certificates, agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections 1.02 and 5.07 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

        (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

        Section 1.02.  Defined Terms.

        Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

        "Accrual Period": With respect to the Group I Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Group II Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Group II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

        "Auction Sale Bid Date": The first Master Servicer Remittance Date on which the sum of the Group I Certificate Principal Balance and the Group II Certificate Principal Balance has declined to 10% or less of such sum on the Closing Date.

        "Available Funds Cap": As of any Distribution Date, a per annum rate equal to the quotient of (i) the excess of (A) the total annual scheduled interest on Group II based on the Mortgage Interest Rates in effect during the related Due Period over (B) twelve times the total of the Servicing Fees and Master Servicing Fee for such Due Period for Group II divided by (ii) the Group II Certificate Principal Balance.

        "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates, except to the extent provided in Section
5.03 of the Standard Terms.

        "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2, Class BV, Class C or Class R Certificates.

        "Certificate Registrar": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

        "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2, Class BV, Class C or Class R.

         "Certificate Definitions":

                  "Group I Certificates":

   "Class   AF-1   Certificate":   Any      "Class   AF-2   Certificate":    Any      "Class  AF-3   Certificate":   Any
Certificate  designated  as  a  "Class    Certificate  designated  as  a  "Class    Certificate  designated  as a "Class
AF-1    Certificate"   on   the   face    AF-2    Certificate"   on   the   face    AF-3   Certificate"   on  the   face
thereof,  in the form of Exhibit  AF-1    thereof,  in the form of Exhibit  AF-2    thereof,  in  the  form  of  Exhibit
hereto,   representing  the  right  to    hereto,   representing  the  right  to    AF-3 hereto,  representing the right
distributions as set forth herein.        distributions as set forth herein.        to   distributions   as  set   forth
                                                                                    herein.

  "Class  AF-1  Certificate  Principal      "Class  AF-2  Certificate  Principal      "Class AF-3 Certificate  Principal
Balance":  The  Certificate  Principal    Balance":  The  Certificate  Principal    Balance":  The Certificate Principal
Balance     of    the    Class    AF-1    Balance     of    the    Class    AF-2    Balance    of   the    Class    AF-3
Certificates.                             Certificates.                             Certificates.

  "Class   AF-1   Current   Interest":      "Class   AF-2   Current   Interest":      "Class  AF-3  Current   Interest":
With   respect  to  any   Distribution    With   respect  to  any   Distribution    With  respect  to  any  Distribution
Date,  the  interest  accrued  on  the    Date,  the  interest  accrued  on  the    Date,  the  interest  accrued on the
Class   AF-1   Certificate   Principal    Class   AF-2   Certificate   Principal    Class  AF-3  Certificate   Principal
Balance   immediately  prior  to  such    Balance   immediately  prior  to  such    Balance  immediately  prior  to such
Distribution  Date  during the related    Distribution  Date  during the related    Distribution    Date    during   the
Accrual   Period  at  the  Class  AF-1    Accrual   Period  at  the  Class  AF-2    related  Accrual Period at the Class
Pass-Through   Rate  plus  any  amount    Pass-Through   Rate  plus  any  amount    AF-3   Pass-Through  Rate  plus  any
previously  distributed  with  respect    previously  distributed  with  respect    amount  previously  distributed with
to  interest  for  Class  AF-1 that is    to  interest  for  Class  AF-2 that is    respect to  interest  for Class AF-3
recovered  during the related  Accrual    recovered  during the related  Accrual    that   is   recovered   during   the
Period as a voidable  preference  by a    Period as a voidable  preference  by a    related    Accrual   Period   as   a
trustee in  bankruptcy  pursuant  to a    trustee in  bankruptcy  pursuant  to a    voidable  preference by a trustee in
final non-appealable order.               final non-appealable order.               bankruptcy   pursuant   to  a  final
                                                                                    non-appealable order.

  "Class AF-1  Interest  Carry Forward      "Class AF-2  Interest  Carry Forward      "Class   AF-3    Interest    Carry
Amount":    with   respect   to   each    Amount":    with   respect   to   each    Forward  Amount":  with  respect  to
Distribution  Date, the sum of (i) the    Distribution  Date, the sum of (i) the    each  Distribution  Date, the sum of
excess  of  (A)  Class  AF-1   Current    excess  of  (A)  Class  AF-2   Current    (i) the  excess  of (A)  Class  AF-3
Interest   with   respect   to   prior    Interest   with   respect   to   prior    Current  Interest  with  respect  to
Distribution   Dates   over   (B)  the    Distribution   Dates   over   (B)  the    prior  Distribution  Dates  over (B)
amount  actually  distributed to Class    amount  actually  distributed to Class    the amount  actually  distributed to
AF-1 with  respect to interest on such    AF-2 with  respect to interest on such    Class AF-3 with  respect to interest
prior   Distribution  Dates  and  (ii)    prior   Distribution  Dates  and  (ii)    on  such  prior  Distribution  Dates
interest  thereon  at the  Class  AF-1    interest  thereon  at the  Class  AF-2    and  (ii)  interest  thereon  at the
Pass-Through   Rate  for  the  related    Pass-Through   Rate  for  the  related    Class  AF-3  Pass-Through  Rate  for
Accrual Period.                           Accrual Period.                           the related Accrual Period.

  "Class  AF-1   Pass-Through   Rate":      "Class  AF-2   Pass-Through   Rate":    "Class  AF-3  Pass-Through  Rate":
With  respect  to  each   Distribution    With  respect  to  each   Distribution    With  respect  to each  Distribution
Date,  the  lesser of (i)  6.830%  per    Date,  the  lesser of (i)  7.085%  per    Date,  the  lesser of (i) 7.375% and
annum  and (ii)  the  Group I Net Rate    annum  and (ii)  the  Group I Net Rate    (ii)  the  Group I Net Rate for such
for such date.                            for such date.                            date.

  "Class AF-4 Certificate": Any             "Class AF-5 Certificate": Any
Certificate designated as a "Class        Certificate designated as a "Class
AF-4 Certificate" on the face thereof,    AF-5 Certificate" on the face thereof,
in the form of Exhibit AF-4 hereto,       in the form of Exhibit AF-5 hereto,
representing the right to distributions   representing the right to
as set forth herein.                      distributions as set forth herein.

  "Class  AF-4  Certificate  Principal      "Class  AF-5  Certificate  Principal
Balance": The Certificate Principal Balance": The Certificate Principal Balance of the Class AF-4 Balance of the Class AF-5
Certificates.                             Certificates.

  "Class   AF-4   Current   Interest":      "Class   AF-5   Current   Interest":
With   respect  to  any   Distribution    With   respect  to  any   Distribution
Date, the interest accrued on the Date, the interest accrued on the Class AF-4 Certificate Principal Class AF-5 Certificate Principal Balance immediately prior to such Balance immediately prior to such Distribution Date during the related Distribution Date during the related Accrual Period at the Class AF-4 Accrual Period at the Class AF-5
Pass-Through Rate plus any amount Pass-Through Rate plus any amount previously distributed with respect previously distributed with respect to interest for Class AF-4 that is to interest for Class AF-5 that is recovered during the related Accrual recovered during the related Accrual Period as a voidable preference by a Period as a voidable preference by a
trustee in  bankruptcy  pursuant  to a    trustee in  bankruptcy  pursuant  to a
final non-appealable order.               final non-appealable order.

  "Class AF-4 Interest Carry Forward "Class AF-5 Interest Carry Forward Amount": with respect to each Amount": with respect to each Distribution Date, the sum of (i) the Distribution Date, the sum of (i) the excess of (A) Class AF-4 Current excess of (A) Class AF-5 Current Interest with respect to prior Interest with respect to prior Distribution Dates over (B) the Distribution Dates over (B) the amount actually distributed to Class amount actually distributed to Class AF-4 with respect to interest on such AF-5 with respect to interest on such prior Distribution Dates and (ii) prior Distribution Dates and (ii)
interest thereon at the Class AF-4 interest thereon at the Class AF-5 Pass-Through Rate for the related Pass-Through Rate for the related
Accrual Period.                           Accrual Period.

  "Class AF-4 Pass-Through Rate": With      "Class AF-5 Pass-Through Rate": With
respect to each Distribution Date, the    respect to each Distribution Date, the
lesser of (i) 7.760% plus, after the      lesser of (i) 7.325% per annum and
Step Up Date, 0.50% per annum and (ii)    (ii) the Group I Net Rate for such
the Group I Net Rate for such date.       date.

                                            "Class AF-5 Distribution Amount":
                                          With respect to any Distribution Date,
                                          the product of (i) a fraction the
                                          numerator of which is the Class AF-5
                                          Certificate Principal Balance and the
                                          denominator of which is the Group I
                                          Class A Certificate Principal Balance,
                                          in each case immediately prior to such
                                          Distribution Date, (ii) the Group I
                                          Class A Principal Distribution Amount
                                          for such Distribution Date and (iii)
                                          the applicable percentage for such
                                          Distribution Date set forth below:

                                          Distribution Date       Percentage
                                          -----------------       ----------
                                          April 1997 - March 2000       0%
                                          April 2000 - March 2002      45%
                                          April 2002 - March 2003      80%
                                          April 2003 - March 2004     100%
                                          April 2004 and thereafter   300%

  "Class MF-1  Applied  Realized  Loss      "Class MF-2  Applied  Realized  Loss      "Class BF  Applied  Realized  Loss
Amount":   As  to   any   Distribution    Amount":   As  to   any   Distribution    Amount":   As  to  any  Distribution
Date,  the sum of the Realized  Losses    Date,  the sum of the Realized  Losses    Date,   the  sum  of  the   Realized
with  respect  to  Group I which  have    with  respect  to  Group I which  have    Losses  with   respect  to  Group  I
been   applied  in  reduction  of  the    been   applied  in  reduction  of  the    which    have   been    applied   in
Certificate   Principal   Balance   of    Certifucate   Principal   Balance   of    reduction    of   the    Certificate
Class   MF-1   pursuant   to   Section    Class   MF-2   pursuant   to   Section    Principal   Balance   of   Class  BF
3.02(h) hereof.                           3.02(h) hereof.                           pursuant to Section 3.02(h) hereof.

   "Class   MF-1   Certificate":   Any      "Class   MF-2   Certificate":    Any       "Class   BF   Certificate":   Any
Certificate  designated  as  a  "Class    Certificate  designated  as  a  "Class    Certificate  designated  as a "Class
MF-1    Certificate"   on   the   face    MF-2    Certificate"   on   the   face    BF    Certificate"   on   the   face
thereof,  in the form of Exhibit  MF-1    thereof,  in the form of Exhibit  MF-2    thereof,  in the form of  Exhibit BF
hereto,   representing  the  right  to    hereto,   representing  the  right  to    hereto,  representing  the  right to
distributions as set forth herein.        distributions as set forth herein.        distributions as set forth herein.

                                       4

  "Class  MF-1  Certificate  Principal      "Class  MF-2  Certificate  Principal      "Class  BF  Certificate  Principal
Balance":  The  Certificate  Principal    Balance":  The  Certificate  Principal    Balance":  The Certificate Principal
Balance     of    the    Class    MF-1    Balance     of    the    Class    MF-2    Balance     of    the    Class    BF
Certificates   less  any  Class   MF-1    Certificates   less  any  Class   MF-2    Certificates   less  any   Class  BF
Applied Realized Loss Amount.             Applied Realized Loss Amount.             Applied Realized Loss Amount.

  "Class   MF-1   Current   Interest":      "Class   MF-2   Current   Interest":      "Class   BF   Current   Interest":
With   respect  to  any   Distribution    With   respect  to  any   Distribution    With  respect  to  any  Distribution
Date,  the  interest  accrued  on  the    Date,  the  interest  accrued  on  the    Date,  the  interest  accrued on the
Class   MF-1   Certificate   Principal    Class   MF-2   Certificate   Principal    Class   BF   Certificate   Principal
Balance   immediately  prior  to  such    Balance   immediately  prior  to  such    Balance  immediately  prior  to such
Distribution  Date  during the related    Distribution  Date  during the related    Distribution    Date    during   the
Accrual   Period  at  the  Class  MF-1    Accrual   Period  at  the  Class  MF-2    related  Accrual Period at the Class
Pass-Through   Rate  plus  any  amount    Pass-Through   Rate  plus  any  amount    BF   Pass-Through   Rate   plus  any
previously  distributed  with  respect    previously  distributed  with  respect    amount  previously  distributed with
to  interest  for  Class  MF-1 that is    to  interest  for  Class  MF-2 that is    respect  to  interest  for  Class BF
recovered  during the related  Accrual    recovered  during the related  Accrual    that   is   recovered   during   the
Period as a voidable  preference  by a    Period as a voidable  preference  by a    related    Accrual   Period   as   a
trustee in  bankruptcy  pursuant  to a    trustee in  bankruptcy  pursuant  to a    voidable  preference by a trustee in
final non-appealable order.               final non-appealable order.               bankruptcy   pursuant   to  a  final
                                                                                    non-appealable order.

  "Class MF-1  Interest  Carry Forward      "Class MF-2  Interest  Carry Forward      "Class BF Interest  Carry  Forward
Amount":    With   respect   to   each    Amount":    With   respect   to   each    Amount":   With   respect   to  each
Distribution  Date, the sum of (i) the    Distribution  Date,  is the sum of (i)    Distribution  Date,  is  the  sum of
excess  of  (A)  Class  MF-1   Current    the excess of (A) Class  MF-2  Current    (i)  the  excess  of  (A)  Class  BF
Interest   with   respect   to   prior    Interest   with   respect   to   prior    Current  Interest  with  respect  to
Distribution   Dates   over   (B)  the    Distribution   Dates   over   (B)  the    prior  Distribution  Dates  over (B)
amount  actually  distributed to Class    amount  actually  distributed to Class    the amount  actually  distributed to
MF-1 with  respect to interest on such    MF-2 with  respect to interest on such    Class BF with  respect  to  interest
prior   Distribution  Dates  and  (ii)    prior   Distribution  Dates  and  (ii)    on  such  prior  Distribution  Dates
interest  thereon  at the  Class  MF-1    interest  thereon  at the  Class  MF-2    and  (ii)  interest  thereon  at the
Pass-Through   Rate  for  the  related    Pass-Through   Rate  for  the  related    Class BF  Pass-Through  Rate for the
Accrual Period.                           Accrual Period.                           related Accrual Period.

  "Class  MF-1   Pass-Through   Rate":      "Class  MF-2   Pass-Through   Rate":      "Class  BF   Pass-Through   Rate":
With  respect  to  each   Distribution    With  respect  to  each   Distribution    With  respect  to each  Distribution
Date,  the  lesser of (i)  7.555%  per    Date,  the  lesser of (i)  7.750%  per    Date,  the  lesser of (i) 8.000% per
annum  and (ii)  the  Group I Net Rate    annum  and (ii)  the  Group I Net Rate    annum  and (ii) the Group I Net Rate
on such date.                             on such date.                             on such date.

  "Class  MF-1  Unpaid  Realized  Loss      "Class  MF-2  Unpaid  Realized  Loss      "Class  BF  Unpaid  Realized  Loss
Amount":   As  to   any   Distribution    Amount":   As  to   any   Distribution    Amount":   As  to  any  Distribution
Date,  the  excess of (i)  Class  MF-1    Date,  the  excess of (i)  Class  MF-2    Date,  the  excess  of (i)  Class BF
Applied   Realized  Loss  Amount  over    Applied   Realized  Loss  Amount  over    Applied  Realized  Loss  Amount over
(ii) the sum of all  distributions  in    (ii) the sum of all  distributions  in    (ii)  the  sum of all  distributions
reduction  of the Class  MF-1  Applied    reduction  of the Class  MF-2  Applied    in   reduction   of  the   Class  BF
Realized  Loss Amount on all  previous    Realized  Loss Amount on all  previous    Applied  Realized Loss Amount on all
Distribution Dates.                       Distribution Dates.                       previous Distribution Dates.

         "Group II Certificates":
                                            "Class MV-1 Applied Realized Loss
                                          Amount:: As to any Distribution Date,
                                          the sum of the Realized Losses with
                                          respect to Group I which have been
                                          applied in reduction of the
                                          Certificate Principal Balance of Class
                                          MV-1 pursuant to Section 3.02(i)
                                          hereof.

  "Class AV-1 Certificate": Any             "Class MV-1 Certificate": Any
Certificate designated as a "Class        Certificate designated as a "Class
AV-1 Certificate" on the face             MV-1 Certificate" on the face thereof,
thereof, in the form of Exhibit AV-1      in the form of Exhibit MV-1 hereto
hereto representing the right to          representing the right to
distributions as set forth herein.        distributions as set forth herein.

  "Class AV-1 Certificate Principal         "Class MV-1 Certificate Principal
Balance": The Certificate Principal       Balance": The Certificate Principal
Balance of the Class AV-1                 Balance of the Class MV-1
Certificates.                             Certificates less any Class MV-1
                                          Applied  Realized Loss Amount.

  "Class   AV-1   Certificates   Carryover":   If  on  any      "Class  MV-1  Certificates   Carryover":   If  on  any
Distribution  Date the  Class  AV-1  Pass-Through  Rate is    Distribution  Date the Class MV-1  Pass-Through  Rate is
based upon the Available  Funds Cap, the excess of (i) the    based upon the  Available  Funds Cap,  the excess of (i)
amount of interest  the Class AV-1  Certificates  would be    the  amount  of  interest  the Class  MV-1  Certificates
entitled  to  receive  on such  Distribution  Date had the    would be entitled to receive on such  Distribution  Date
Class AV-1  Pass-Through Rate not been calculated based on    had  the   Class   MV-1   Pass-Through   Rate  not  been
the  Available  Funds Cap over (ii) the amount of interest    calculated  based on the  Available  Funds Cap over (ii)
such  Certificates  received  on  such  Distribution  Date    the amount of  interest  such  Certificates  received on
based  on the  Available  Funds  Cap,  together  with  the    such  Distribution  Date  based on the  Available  Funds
unpaid portion of any such excess from prior  Distribution    Cap,  together  with  the  unpaid  portion  of any  such
Dates   (and   interest   accrued   thereon  at  the  then    excess  from  prior  Distribution  Dates  (and  interest
applicable  Pass-Through  Rate,  without  giving effect to    accrued  thereon  at the  then  applicable  Pass-Through
the Available Funds Cap).                                     Rate, without giving effect to the Available Funds Cap).

                                       5

  "Class  AV-1  Current  Interest":  With  respect  to any    "Class MV-1  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class AV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  MV-1 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class  AV-1  Pass   Through   Rate  plus  any  amount  Period at the  Class  MV-1  Pass  Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
AV-1 that is  recovered  during  the  Accrual  Period as a  for Class  MV-1 that is  recovered  during  the  Accrual
voidable  preference by a trustee in bankruptcy;  pursuant  Period  as  a  voidable   preference  by  a  trustee  in
to a final, nonappealable order; provided,  however, Class  bankruptcy;  pursuant to a final,  nonappealable  order;
AV-1  Current  Interest  shall not  include any Class AV-1  provided,  however,  Class MV-1 Current  Interest  shall
Certificates Carryover.                                     not include any Class MV-1 Certificates Carryover.

  "Class  AV-1  Interest  Carry  Forward   Amount":   With    "Class  MV-1  Interest  Carry  Forward  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect  to any  Distribution  Date,  the sum of (i) the excess of (A) Class AV-1 Current  Interest with respect to  excess of (A) Class MV-1 Current  Interest  with respect
prior   Distribution   Dates  (excluding  any  Class  AV-1  to prior  Distribution  Dates  (excluding any Class MV-1
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed  to Class  AV-1 with  respect to  interest  on  distributed  to Class MV-1 with  respect to  interest on such prior  Distribution  Dates and (ii)  interest on such  such prior  Distribution Dates and (ii) interest on such excess  at  the  Class  AV-1  Pass-Through  Rate  for  the  excess  at the  Class  MV-1  Pass-Through  Rate  for the
related Accrual Period.                                     related Accrual Period.

  "Class  AV-1  Pass-Through  Rate":  With  respect to any    "Class MV-1  Pass-Through  Rate":  With respect to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the  least of (x) One  Month  LIBOR in the case of any Distribution  Date prior to the Step Up  plus, in the case of any Distribution  Date prior to the
Date,  0.20% per annum, or in the case of any Distribution  Step Up Date,  0.35%  per  annum,  or in the case of any
Date that occurs on or after the Step Up Date, plus 0.40%   Distribution  Date  that  occurs on or after the Step Up
per annum, (y) the weighted average of the Maximum          Date, plus 0.525% per annum, (y) the weighted average
Lifetime Mortgage  Interest Rates on the  Mortgage  Loans   of the Maximum Lifetime  Mortgage  Interest Rates on the
in  Group  II less  the  Group II Servicing  Fee Rate       Mortgage  Loans in Group II less the Group II  Servicing
and the Group II Master  Servicing Fee Rate and (z) the     Fee Rate and the Group II Master  Servicing Fee Rate and
Available Funds Cap for such Distribution Date.             (z) the Available Funds Cap for such Distribution Date.


                                                                "Class MV-1 Unpaid Realized Loss Amount": As to any
                                                            Distribution Date, the excess of (i) Class MV-1 Applied
                                                            Realized Loss Amount over (ii) the sum of all
                                                            distributions in reduction of the Class MV-1 Applied
                                                            Realized Loss Amounts on all previous Distribution
                                                            Dates.

  "Class MV-2 Applied Realized Loss Amount:: As to any        "Class BV Applied Realized Loss Amount:: As to any
Distribution Date, the sum of the Realized Losses with      Distribution Date, the sum of the Realized Losses with
respect to Group II which have been applied in              respect to Group II which have been applied in reduction
reduction of the Certificate Principal Balance of Class     of the Certificate Principal Balance of Class BV
MV-2 pursuant to Section 3.02(i) hereof.                    pursuant to Section 3.02(i) hereof.

  "Class MV-2 Certificate": Any Certificate designated        "Class BV Certificate": Any Certificate designated as a
as a "Class MV-2 Certificate" on the face thereof, in       "Class BV Certificate" on the face thereof, in the form
the form of Exhibit MV-2 hereto representing the right      of Exhibit BV hereto representing the right to
to distributions as set forth herein.                       distributions as set forth herein.

  "Class  MV-2   Certificate   Principal   Balance": The      "Class  BV   Certificate   Principal   Balance":   The
Certificate   Principal   Balance   of  the   Class MV-2    Certificate   Principal   Balance   of  the   Class   BV
Certificates  less any Class MV-2  Applied Realized Loss    Certificates  less any Class BV  Applied  Realized  Loss
Amount.                                                     Amount.

  "Class MV-2 Certificates Carryover": If on any              "Class   BV   Certificates   Carryover":   If  on  any
Distribution  Date the  Class  MV-2 Pass-Through Rate is    Distribution  Date  the  Class BV  Pass-Through  Rate is
based upon the Available  Funds Cap, the excess of (i) the  based upon the  Available  Funds Cap,  the excess of (i)
amount of interest  the Class MV-2  Certificates  would be  the amount of interest the Class BV  Certificates  would entitled  to  receive  on such  Distribution  Date had the  be  entitled  to receive on such  Distribution  Date had
Class MV-2  Pass-Through Rate not been calculated based on  the  Class BV  Pass-Through  Rate  not  been  calculated the  Available  Funds Cap over (ii) the amount of interest  based on the  Available  Funds Cap over (ii) the  amount
such  Certificates  received  on  such  Distribution  Date  of   interest   such   Certificates   received  on  such
based  on the  Available  Funds  Cap,  together  with  the  Distribution  Date  based on the  Available  Funds  Cap, unpaid portion of any such excess from prior  Distribution  together  with the  unpaid  portion  of any such  excess
Dates   (and   interest   accrued   thereon  at  the  then  from  prior  Distribution  Dates (and  interest  accrued
applicable  Pass-Through  Rate,  without  giving effect to  thereon  at  the  then  applicable   Pass-Through  Rate,
the Available Funds Cap).                                   without giving effect to the Available Funds Cap).

  "Class  MV-2  Current  Interest":  With  respect  to any    "Class  BV  Current  Interest":  With  respect  to any
Distribution  Date, the interest accrued on the Class MV-2  Distribution  Date, the interest accrued on the Class BV
Certificate  Principal  Balance  immediately prior to such  Certificate  Principal Balance immediately prior to such
Distribution  Date  during the related  Accrual  Period at  Distribution  Date during the related  Accrual Period at
the  Class  MV-2  Pass   Through   Rate  plus  any  amount  the  Class  BV  Pass   Through   Rate  plus  any  amount
previously  distributed with respect to interest for Class  previously  distributed  with  respect to  interest  for
MV-2 that is  recovered  during  the  Accrual  Period as a  Class BV that is recovered  during the Accrual Period as voidable  preference by a trustee in bankruptcy;  pursuant  a  voidable  preference  by  a  trustee  in  bankruptcy;
to a final, nonappealable order; provided,  however, Class  pursuant  to a  final,  nonappealable  order;  provided,
MV-2  Current  Interest  shall not  include any Class MV-2  however,  Class BV Current  Interest  shall not  include
Certificates Carryover.                                     any Class BV Certificates Carryover.

                                       6

  "Class  MV-2  Interest  Carry  Forward   Amount":   With    "Class  BV  Interest  Carry  Forward   Amount":   With
respect  to  each  Distribution  Date,  the sum of (i) the  respect to each  Distribution  Date,  the sum of (i) the excess of (A) Class MV-2 Current  Interest with respect to  excess of (A) Class BV Current  Interest with respect to
prior   Distribution   Dates  (excluding  any  Class  MV-2  prior   Distribution   Dates  (excluding  any  Class  BV
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed  to Class  MV-2 with  respect to  interest  on  distributed  to Class BV with  respect  to  interest  on such prior  Distribution  Dates and (ii)  interest on such  such prior  Distribution Dates and (ii) interest on such excess  at  the  Class  MV-2  Pass-Through  Rate  for  the  excess  at  the  Class  BV  Pass-Through  Rate  for  the
related Accrual Period.                                     related Accrual Period.

  "Class  MV-2  Pass-Through  Rate":  With  respect to any    "Class BV  Pass-Through  Rate":  With  respect  to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the  least of (x) One  Month  LIBOR in the case of any Distribution  Date prior to the Step Up  plus, in the case of any Distribution  Date prior to the
Date,  0.50% per annum, or in the case of any Distribution  Step Up Date,  0.90%  per  annum,  or in the case of any
Date that occurs on or after the Step Up Date,  plus 0.75%  Distribution  Date  that  occurs on or after the Step Up per  annum,  (y)  the  weighted  average  of  the  Maximum  Date, plus 1.35% per annum,  (y) the weighted average of
Lifetime  Mortgage Interest Rates on the Mortgage Loans in  the  Maximum  Lifetime  Mortgage  Interest  Rates on the
Group II less  the  Group  II  Servicing  Fee Rate and the  Mortgage  Loans in Group II less the Group II  Servicing
Group II Master  Servicing  Fee Rate and (z) the Available  Fee Rate and the Group II Master  Servicing Fee Rate and
Funds Cap for such Distribution Date.                       (z) the Available Funds Cap for such Distribution Date.

  "Class MV-2 Unpaid Realized Loss Amount": As to any         "Class BV Unpaid Realized Loss Amount": As to any
Distribution Date, the excess of (i) Class MV-2 Applied     Distribution Date, the excess of (i) Class BV Applied
Realized Loss Amount over (ii) the sum of all               Realized Loss Amount over (ii) the sum of all
distributions in reduction of the Class MV-2 Applied        distributions in reduction of the Class BV Applied
Realized Loss Amount on all previous Distribution Dates.    Realized Loss Amount on all previous Distribution Dates.


        "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof in the form of Exhibit C hereto representing the right to distributions as set forth herein.

        "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

         (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

         (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

         (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

         (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

         (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

         (f) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

         (g) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

         (h) the product of the BF Balance and the excess of the Group I Net Rate over the Class BF Pass-Through Rate; and

         (i) any excess of the amount specified pursuant to clauses (a) through
(h) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

        "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

        "Closing Date":  March 27, 1997.

        "Custodian":   Texas  Commerce  Bank  National  Association,  a
national  banking  association,   and  its successors and assigns in such
capacity.

        "Cut-Off Date":  As of the close of business on March 1, 1997.
                                       7

        "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

        "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

        "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing April 25, 1997.

        "Final Scheduled Distribution Date": With respect to each Class of Certificates, the date so designated in the table in Section 4.01 hereof and, with respect to each Subaccount, the date so designated in Section 5.01 hereof.

         "Fitch": Fitch Investors Service, L.P., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

Group Definitions:

    "Group I": The pool of Mortgage Loans identified in       "Group II": The pool of Mortgage Loans identified in the
the related Schedules of Mortgage Loans as having been      related Schedules of Mortgage Loans as having been assigned
assigned to Group I, including any Group I Qualified        to Group II, including any Group II Qualified Substitute
Substitute Mortgage Loans delivered in replacement          Mortgage Loans delivered in replacement thereof.
thereof.

    "Group I Certificate": Any of the Class AF-1, Class       "Group II Certificate": Any of the Class AV-1, Class MV-1,
AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1,       Class MV-2 and Class BV Certificates.
Class MF-2 and Class BF Certificates.

    "Group I Certificate Principal Balance": The sum of       "Group II Certificate Principal Balance": The sum of the
the Class AF-1, Class AF-2, Class AF-3, Class AF-4,         Class AV-1, Class MV-1, Class MV-2 and Class BV Certificate
Class AF-5, Class MF-1, Class MF-2 and Class BF             Principal Balances.
Certificate Principal Balances.

    "Group I Class A Certificate  Principal Balance":  The      "Group II Class A  Certificate  Principal  Balance":
sum of the Class AF-1,  Class AF-2, Class AF-3, Class AF-4  The Class AV-1 Certificate Principal Balance.
and Class AF-5 Certificate Principal Balances.

    "Group I Class A Principal  Distribution Amount": With      "Group II Class A  Principal  Distribution  Amount":
respect  to any  Distribution  Date  before  the  Group  I  With respect to any  Distribution  Date before the Group
Stepdown  Date or as to which a Group I Trigger  Event has  II  Stepdown  Date or as to  which a  Group  II  Trigger occurred,  100%  of the  Group  I  Principal  Distribution  Event  has  occurred,  100% of the  Group  II  Principal
Amount for such  Distribution Date and with respect to any  Distribution  Amount for such Distribution Date and with
Distribution  Date on or after the Stepdown Date and as to  respect  to  any  Distribution  Date  on  or  after  the which a Group  I  Trigger  Event  has  not  occurred,  the  Stepdown  Date and as to which a Group II Trigger  Event excess  of (A) the Group I Class A  Certificate  Principal  has not  occurred,  the excess of (A) the Group II Class
Balance  immediately  prior to such Distribution Date over  A Certificate  Principal  Balance  immediately  prior to
(B) the  lesser of (I)  75.40% of the  Schedule  Principal  such  Distribution  Date  over  (B)  the  lesser  of (I)
Balances  of  Group I on the  preceding  Due Date and (II)  66.30% of the  Schedule  Principal  Balances of Group II
the  Scheduled  Principal  Balances  of  Group  I  on  the  on  the  preceding  Due  Date  and  (II)  the  Scheduled
preceding Due Date less $533,228.                           Principal  Balances  of  Group II on the  preceding  Due
                                                            Date less $1,787,487.

                                       8

    "Group I Class B Principal  Distribution Amount": With      "Group II Class B  Principal  Distribution  Amount":
respect to any Distribution  Date on and after the Group I  With respect to any  Distribution  Date on and after the
Stepdown  Date and as long as a Group I  Trigger  Event is  Group  II  Stepdown  Date  and as  long  as a  Group  II not in effect,  the excess of (i) the sum of (A) the Group  Trigger  Event is not in  effect,  the excess of (i) the
I Class A  Certificate  Principal  Balance,  (B) the Class  sum of (A) the  Group II Class A  Certificate  Principal
MF-1  Certificate  Principal  Balance,  (C) the Class MF-2  Balance,  (B)  the  Class  MV-1  Certificate   Principal
Certificate   Principal  Balance  and  (D)  the  Class  BF  Balance,  (C)  the  Class  MV-2  Certificate   Principal
Certificate  Principal  Balance  immediately prior to such  Balance  and  (D) the  Class  BV  Certificate  Principal
Distribution  Date over (ii) the  lesser of (A) 97% of the  Balance  immediately  prior  to such  Distribution  Date
Scheduled  Principal  Balances of Group I on the preceding  over  (ii) the  lesser of (A)  96.80%  of the  Scheduled
Due  Date  and (B) the  Scheduled  Principal  Balances  of  Principal  Balances of the Group II on the preceding Due
Group I on the preceding Due Date less $533,228.            Date and (B) the Scheduled  Principal  Balances of Group
                                                            II on the preceding Due Date less $1,787,487.

    "Group I Class MF-1 Principal Distribution Amount":            "Group II Class MV-1 Principal Distribution Amount":
With respect to any Distribution Date on and after the      With respect to any Distribution Date on and after the Group
Group I Stepdown Date and as long as a Group I Trigger      II Stepdown Date and as long as a Group II Trigger Event is
Event is not in effect, the excess of (i) the sum of (A)    not in effect, the excess of (i) the sum of (A) the Group II
the Group I Class A Certificate Principal Balance and (B)   Class A Certificate Principal Balance and (B) the Class MV-1
the Class MF-1 Certificate Principal Balance immediately    Certificate Principal Balance immediately prior to such
prior to such Distribution Date over (ii) the lesser of     Distribution Date over (ii) the lesser of (A) 74.30% of the
(A) 78.90% of the aggregate Scheduled Principal Balances    Scheduled Principal Balances of Group II on the preceding Due of Group I on the preceding Due Date and (B) the Scheduled  Date and (B) the Scheduled Principal Balances of Group II on
Principal Balances of Group I on the preceding Due Date     the preceding Due Date less $1,787,487.
less $533,228.

    "Group I Class MF-2 Principal Distribution Amount":         "Group II Class MV-2 Principal Distribution Amount":
With respect to any Distribution Date on and after the      With respect to any Distribution Date on and after the Group
Group I Stepdown Date and as long as a Group I Trigger      II Stepdown Date and as long as a Group II Trigger Event is
Event is not in effect, the excess of (i) the sum of        not in effect, the excess of (i) the sum of (A) the Group II
(A) the Group I Class A Certificate Principal Balance,      Class A Certificate Principal Balance, (B) the Class MV-1
(B) the Class MF-1 Certificate Principal Balance and        Certificate Principal Balance and (C) the Class MV-2
(C) the Class MF-2 Certificate Principal Amount             Certificate Principal Amount immediately prior to such
immediately prior to such Distribution Date over (ii)       Distribution Date over (ii) the lesser of (A) 88.30% of the
the lesser of (A) 90.90% of the Scheduled Principal         Scheduled Principal Balances of Group II on the preceding
Balances of Group I on the preceding Due Date and (B)       Due Date and (B) the Scheduled Principal Balances of Group II
the Scheduled Principal Balances of Group I on the          on the preceding Due Date less $1,787,487.
preceding Due Date less $533,228.

   "Group I Extra Principal  Distribution":  With respect      "Group  II  Extra  Principal   Distribution":   With
to  any  Distribution  Date,  to the  extent  of  Group  I  respect  to any  Distribution  Date,  to the  extent  of
Interest Funds and Group II Interest  Funds  available for  Group II  Interest  Funds  and  Group I  Interest  Funds
the purpose  pursuant  to Section  3.02(a) and (b) hereof,  available  for the purpose  pursuant to Section  3.02(a)
(i) prior to the Group I Stepdown  Date, the excess of (A)  and (b)  hereof,  (i)  prior to the  Group  II  Stepdown the sum of (I) the Group I Certificate  Principal  Balance  Date,  the  excess  of (A) the sum of (I) the  Group  II and  (II)  $1,599,683  over  (B) the  Scheduled  Principal  Certificate  Principal  Balance and (II) $5,719,958 over
Balances  of Group I and  (ii) on and  after  the  Group I  (B) the  Scheduled  Principal  Balances  of Group II and
Stepdown  Date, the excess of (A) the sum of (I) the Group  (ii) on and  after  the  Group  II  Stepdown  Date,  the
I  Certificate  Principal  Balance and (II) the greater of  excess  of (A) the sum of (I) the  Group II  Certificate
(x) 3% of the Scheduled  Principal Balances of Group I and  Principal  Balance  and (II) the  greater of (x) 3.2% of
(y) $533,228 over (B) the Scheduled  Principal Balances of  the  Scheduled  Principal  Balances  of Group II and (y)
Group I.                                                    $1,787,487 over (B) the Scheduled  Principal Balances of
                                                            Group II.

    "Group I  Interest  Funds":  With  respect  to Group I      "Group II  Interest  Funds":  With  respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,  the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled   interest  collected  during  the  related  Due  all scheduled  interest collected during the related Due
Period with  respect to Group I less the Group I Servicing  Period  with  respect  to  Group  II less  the  Group II
Fee and  the  Group  I  Master  Servicing  Fee,  (ii)  all  Servicing  Fee and the  Group II Master  Servicing  Fee,
Advances  relating  to interest  with  respect to Group I,  (ii) all Advances  relating to interest  with respect to
(iii) all Month End  Interest  with respect to Group I and  Group II, (iii) all Month End  Interest  with respect to
(iv) Liquidation  Proceeds with respect to Group I (to the  Group II and (iv)  Liquidation  Proceeds with respect to extent such Liquidation  Proceeds relate to interest) less  Group  II  (to  the  extent  such  Liquidation  Proceeds all  Non-Recoverable  Advances  relating to  interest  and  relate to interest)  less all  Non-Recoverable  Advances
expenses pursuant to Section 6.03 of the Standard Terms.    relating to interest  and  expenses  pursuant to Section
                                                            6.03 of the Standard Terms.

                                       9

   "Group I Master Servicing Fee": With respect to each        "Group II Master Servicing Fee": With respect to each
Master Servicer Remittance Date, an amount payable (or      Master Servicer Remittance Date, an amount payable (or
allocable) to the Master Servicer equal to the product      allocable) to the Master Servicer equal to the product of
of one-twelfth of the Master Servicing Fee Rate and the     one-twelfth of the Master Servicing Fee Rate and the
aggregate Scheduled Principal Balance of Group I on the     aggregate Scheduled Principal Balance of Group II on the
first day of the Due Period preceding such Master           first day of the Due Period preceding such Master Servicer
Servicer Remittance Date.                                   Remittance Date.

    "Group I Master Servicing Fee Rate": 0.031% per            "Group II Master  Servicing  Fee  Rate":  0.031% per
annum.                                                      annum.

    "Group I Net  Rate": The weighted average Net Rate         "Group II Net Rate":  The weighted  average Net Rate
for Group I.                                                for Group II.

    "Group I Principal Distribution Amount": With respect      "Group II Principal Distribution Amount": With respect
to any Distribution Date, the sum of (i) the Group I        to any Distribution Date, the sum of (i) the Group II
Principal Funds and (ii) the Group I Extra Principal        Principal Funds and (ii) the Group II Extra Principal
Distribution Amount.                                        Distribution Amount.

    "Group I  Principal  Funds":  With  respect to Group I      "Group II  Principal  Funds":  With respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,   the  sum,   without   duplication  of  (i)  all  Custodial Account,  the sum, without  duplication of (i)
scheduled  principal  with respect to Group I collected by  all  scheduled   principal  with  respect  to  Group  II
the  Servicers  during the  related Due Period or advanced  collected  by  the  Servicers  during  the  related  Due on or before such Master  Servicer  Remittance  Date, (ii)  Period or advanced  on or before  such  Master  Servicer prepayments  with  respect  to  Group I  collected  by the  Remittance  Date, (ii) prepayments with respect to Group
Servicers  in the  related  prepayment  period,  (iii) the  II collected by the Servicers in the related  prepayment
Scheduled  Principal  Balance  of  each  Mortgage  Loan in  period,  (iii) the Scheduled  Principal  Balance of each
Group  I   repurchased   by  the   Depositor,   (iv)   any  Mortgage Loan in Group II  repurchased by the Depositor,
Substitution  Shortfall  with  respect  to Group I and (v)  (iv) any  Substitution  Shortfall  with respect to Group
all   Liquidation   Proceeds   with  respect  to  Group  I  II and (v) all  Liquidation  Proceeds  with  respect  to collected  by the  Servicer  during the related Due Period  Group II collected  by the  Servicer  during the related
(to  the  extent  such  Liquidation  Proceeds  related  to  Due  Period  (to the extent  such  Liquidation  Proceeds principal) less all  non-recoverable  Advances relating to  related to principal) less all non-recoverable  Advances
principal  with respect to Group I  reimbursed  during the  relating  to   principal   with   respect  to  Group  II
related Due Period.                                         reimbursed during the related Due Period.

    "Group I Servicing Fee": With respect to each              "Group II Servicing Fee": With respect to each Mortgage
Mortgage Loan in Group I and each Remittance Date, the      Loan in Group II and each Remittance Date, the product of
product of (x) one-twelfth of the Servicing Fee Rate        (x) one-twelfth of the Servicing Fee Rate and (y) aggregate
and (y) aggregate Scheduled Principal Balance of such       Scheduled Principal Balance of such Mortgage Loan as of the
Mortgage Loan as of the opening of business on the          opening of business on the first day of the Due Period
first day of the Due Period preceding such Remittance       preceding such Remittance Date.
Date.

                                       10

    "Group I Servicing Fee Rate": With respect to each         "Group II Servicing Fee Rate": With respect to each Mortgage
Mortgage Loan in Group I, the fixed per annum rate          Loan in Group II, the fixed per annum rate payable to the
payable to the applicable Servicer of that Mortgage         applicable Servicer of that Mortgage Loan as set out on Schedule
Loan as set out on Schedule IA to this Agreement.           IB to this Agreement.

    "Group I Stepdown Date": With respect to Group I,           "Group II Stepdown Date": With respect to Group II, the
the later to occur of (i) the Distribution Date in          later to occur of (i) the Distribution Date in April 2000
April 2000 or (ii) the first Distribution Date on which     or (ii) the first Distribution Date on which the Group II
the Group I Class A Certificate Principal Balance equals    Class A Certificate Principal Balance equals or exceeds
or exceeds 75.40% of the Scheduled Principal Balances of    66.30% of the Scheduled Principal Balances of Group II.
Group I.

    "Group I Subordinated  Certificates":  The Class MF-1,      "Group  II  Subordinated   Certificates":   The  Class
MF-2 and Class BF Certificates.                             MV-1, MV-2 and Class BV Certificates.

    "Group I Trigger  Event":  With respect to Group I and      "Group II Trigger  Event":  With respect to Group II
any  Distribution  Date after the Stepdown Date, a Group I  and any  Distribution  Date after the  Stepdown  Date, a
Trigger  Event exists if two times the quotient of (i) the  Group II Trigger  Event exists if 2.5 times the quotient
Scheduled  Principal  Balances  of all 60+ Day  Delinquent  of (i) the Scheduled  Principal  Balances of all 60+ Day
Mortgage   Loans  in  Group  I  and  (ii)  the   Scheduled  Delinquent  Mortgage  Loans  in  Group  II and  (ii) the
Principal  Balances  of  Group I as of the  the  preceding  Scheduled  Principal  Balances of Group II as of the the
Remittance  Date equals or exceeds the quotient of the (x)  preceding   Remittance   Date   equals  or  exceeds  the
excess of (A) the Scheduled  Principal Balances of Group I  quotient  of  the  (x)  excess  of  (A)  the   Scheduled
over  (B)  the  Group  I  Class  A  Certificate  Principal  Principal  Balances  of Group  II over (B) the  Group II
Balance as of the  preceding  Remittance  Date and (y) the  Class  A  Certificate   Principal   Balance  as  of  the
Group I Class A Certificate Principal Balance.              preceding  Remittance  Date and (y) the Group II Class A
                                                            Certificate Principal Balance.

        "Mortgage Loans": The mortgage loans listed on Schedule I to this Agreement.

        "Interest Determination Date": With respect to the first Accrual Period for the Group II Certificates, March 26, 1997, and with respect to any subsequent Accrual Period for the Group II Certificates, the second London Business Day preceding such Accrual Period.

        "Interest Fund": The Fund created and maintained with the Paying Agent by the Trust pursuant to Section 4.03.

        "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "Master Servicer": Texas Commerce Bank National Association, a national banking association, and its successors, in its capacity as administrative agent of the Trust.

         "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

         "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

         "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

         "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

         "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

         "Mortgage Loan Group":  Either Group I or Group II.

         "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee are as follows:

         (i)      If to the Depositor:

                           Saxon Asset Securities Company.
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (ii)     If to the Master Servicer:

                           Texas Commerce Bank National Association
                           601 Travis, 8th Floor
                           Houston Texas 77002

         (iii)    If to the Trustee:

                           Citibank, N.A.
                           120 Wall Street, 13th Floor
                           New York, New York 10043

         "One Month LIBOR": As of any Interest Determination Date, the rate for deposits in United States dollars for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Paying Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Paying Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Paying Agent shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date. The Trustee shall be entitled for a determination of One Month LIBOR to rely on the Paying Agent.

         "Paying Agent": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

         "Private Certificate": Any of the Class C Certificates and the Class R Certificates.

         "Private Subordinated Certificate": Any of the Class C Certificates and the Class R Certificates.

         "Public Subordinated Certificate": Any of the Group I Subordinated Certificates or the Group II Subordinated Certificates.

         "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer).

         "Reference Banks" Leading banks selected by the Paying Agent and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Regular Certificates": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2, Class BV and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

         "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

         "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

         "Sales Agreement": The Sales Agreement dated March 24, 1997, by and between the Depositor and SMI regarding the sale of the Mortgage Loans.

         "Servicing Agreement": The Servicing Agreements listed on Schedule II hereto each of which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

         "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Exhibit I.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Servicer": Meritech or Long Beach Mortgage Company and their permitted successors and assigns.

         "State":  New York.

         "Step Up Date": If the auction provided for in Section 5.08 hereof has not occurred, the first Distribution Date that is 90 days after the Auction Sale Bid Date.

         "Subaccount Definitions":

                  "Balance": With respect to each Subaccount, on any Distribution date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

                  "Subaccounts":  Any one of the Subaccounts created pursuant to
         Section 5.05(a)(i) hereof.

         Group I:

  "AF-1  Balance" : The Balance of the    "AF-2  Balance"  : The  Balance  of    "AF-3  Balance"  : The  Balance  of
Subaccount AF-1.                        Subaccount AF-2.                       Subaccount AF-3.

  "AF-1  Monthly   Interest   Amount":    "AF-2  Monthly  Interest   Amount":    "AF-3  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-1   Balance   during  the   Accrual  AF-2   Balance   during  the  Accrual  AF-3   Balance   during  the  Accrual
Period     for    the    Class    AF-1  Period    for    the    Class    AF-2  Period    for    the    Class    AF-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-1":  The  Subaccount    "Subaccount  AF-2":  The Subaccount    "Subaccount  AF-3":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.05 hereof.                    Section 5.05 hereof.                   Section 5.05 hereof.

  "AF-4  Balance" : The Balance of the    "AF-5  Balance"  : The  Balance  of
Subaccount AF-4.                        Subaccount AF-5.

  "AF-4 Monthly Interest Amount": With    "AF-5 Monthly Interest Amount": With
respect to any Distribution Date, the   respect to any Distribution Date, the
interest accrued on the AF-4 Balance    interest accrued on the AF-5 Balance
during the Accrual Period for the       during the Accrual Period for the Class
Class AF-4 Certificates for that        AF-5 Certificates for that Distribution
Distribution Date at the Group I Net    Date at the Group I Net Rate.
Rate.

  "Subaccount  AF-4":  The  Subaccount    "Subaccount  AF-5":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to
Section 5.05 hereof.                    Section 5.05 hereof.

  "MF-1  Balance"  :  The  Balance  of    "MF-2  Balance"  : The  Balance  of    "BF   Balance"  :  The  Balance  of
Subaccount MF-1.                        Subaccount MF-2.                       Subaccount BF.

                                       13

  "MF-1  Monthly   Interest   Amount":    "MF-2  Monthly  Interest   Amount":    "BF Monthly Interest Amount":  With
With   respect  to  any   Distribution  With  respect  to  any   Distribution  respect  to  any  Distribution  Date,
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  the   interest   accrued  on  the  BF
MF-1   Balance   during  the   Accrual  MF-2   Balance   during  the  Accrual  Balance  during  the  Accrual  Period
Period     for    the    Class    MF-1  Period    for    the    Class    MF-2  for the  Class  BF  Certificates  for
Certificates  for  that   Distribution  Certificates  for  that  Distribution  that  Distribution  Date at the Group
Date at the Group I Net Rate.           Date at the Group I Net Rate.          I Net Rate.

  "Subaccount  MF-1":  The  Subaccount    "Subaccount  MF-2":  The Subaccount    "Subaccount  BF": The Subaccount by
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  that   name   created   pursuant   to
Section 5.05 hereof.                    Section 5.05 hereof.                   Section 5.05 hereof.

         Group II:

    "AV-1 Balance": The Balance of the Subaccount AV-1.        "MV-1 Balance": The Balance of Subaccount MV-2.

    "AV-1 Monthly Interest Amount": With respect to any        "MV-1 Monthly Interest Amount": With respect to any
Distribution Date, the interest accrued on the AV-1         Distribution Date, the interest accrued on the MV-1
Balance during the Accrual Period for the Class AV-1        Balance during the Accrual Period for the Class MV-1
Certificates for that Distribution Date at the Group II     Certificates for that Distribution Date at the Group II
Net Rate.                                                   Net Rate.

    "Subaccount   AV-1":   The  Subaccount  by  that  name      "Subaccount  MV-1":  The  Subaccount  by  that  name
created pursuant to Section 5.05 hereof.                    created pursuant to Section 5.05 hereof.

    "MV-2 Balance" : The Balance of Subaccount MV-2.            "BV Balance":  The Balance of Subaccount BV.

    "MV-2 Monthly Interest Amounts": With respect to any        "BV Monthly Interest Amounts": With respect to any
Distribution Date, the interest accrued on the MV-2         Distribution Date, the interest accrued on the BV
Balance during the Accrual Period for the Class MV-2        Balance during the Accrual Period for the Class BV
Certificates for that Distribution Date at the Group        Certificates for that Distribution Date at the Group
II Net Rate.                                                II Net Rate.

    "Subaccount   MV-2":   The  Subaccount  by  that        "Subaccount   BV":  The   Subaccount  by  that
name created pursuant to Section 5.05 hereof.               name created pursuant to Section 5.05 hereof.


         "Tax Matters Person": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

         "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Trust Estate":  As defined in Section 2.01.

         "Trustee": Citibank, N.A., a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

         "Trustee Fee": The fee payable monthly to the Trustee by the Master Servicer.

         "Underwriters":   Prudential  Securities  Incorporated,  Lehman
Brothers Incorporated., Merrill Lynch, Pierce Fenner & Smith Incorporated and PaineWebber Incorporated.

         "Underwriting Agreement": The Underwriting Agreement dated March 24, 1997, among the Underwriters, the Depositor, SMI and Dominion Mortgage Services, Inc.



                                   ARTICLE II
               FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

         Section 2.01.  Conveyance of Mortgage Loans

         To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans, which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) each Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

         The Depositor hereby assigns to the Master Servicer all right, title and interest of the Depositor in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property. The Master Servicer hereby pledges to the Trust and grants to the Trustee, on behalf of the Certificateholders, a first priority security interest in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement, excluding, however, any earnings thereon, which are payable to Meritech, and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property in trust, subject to the limitation set forth above with respect to earnings, to have and to hold in trust to secure the Certificates. The Trustee acknowledges this grant and agrees to hold the pledged property in accordance with the terms hereof.

         The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders and the Certificate Insurer may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.



                                  ARTICLE III
                        REMITTING TO CERTIFICATEHOLDERS

         Section 3.01. Subaccount Distributions. On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

         (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, MF-1, MF-2 and BF, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5, MF-1, MF-2 and BF Monthly Interest Amounts;

         (b) from the Group II Interest Funds to Subaccounts AV-1, MV-1, MV-2 and BV, pro rata, the AV-1, MV-1, MV-2 and BV Monthly Interest Amounts;

         (c)      from the Group I Principal Funds:

                           (A) to Subaccount AF-1 until the AF-1 Balance is reduced to zero;

                           (B) to Subaccount AF-2 until the AF-2 Balance is reduced to zero;

                           (C) to Subaccount AF-3 until the AF-3 Balance is reduced to zero;

                           (D) to Subaccount AF-4 until the AF-4 Balance is reduced to zero;

                           (E) to Subaccount AF-5 until the AF-5 Balance is reduced to zero;

                           (F) to Subaccount MF-1 until the MF-1 Balance is reduced to zero;

                           (G) to Subaccount MF-2 until the MF-2 Balance is reduced to zero; and

                           (H) to Subaccount BF until the BF Balance is reduced to zero;

                  provided, however, that (a) the Group I Principal Funds shall be applied to reduce Balances in the same order and manner that the Group I Principal Distribution Amount (excluding the Group I Extra Principal Distribution Amount) is applied to reduce Group I Certificate Principal Balances and Realized Losses with respect to Group I shall be applied to reduce Balances first as provided with respect to Class MF-1, Class MF-2 and Class BF Applied Realized Loss Amounts and second to Subaccounts AF-5, AF-4, AF-3, AF-2 and AF-1 in that order.

         (d)       from the Group II Principal Funds:


                           (A) to Subaccount AV-1 until the AV-1 Balance is reduced to zero;

                           (B) to Subaccount MV-1 until the MV-1 Balance is reduced to zero;

                           (C) to Subaccount MV-2 until the MV-2 Balance is reduced to zero;

                           (D) to Subaccount BV until the BV Balance is reduced to zero;

                  provided, however, that (a) the Group II Principal Funds shall be applied to reduce Balances in the same order and manner that the Group II Principal Distribution Amount (excluding the Group II Extra Principal Distribution Amount) is applied to reduce Group II Certificate Principal Balances and Realized Losses with respect to Group II shall be applied to reduce Balances first as provided with respect to Class MV-1, Class MV-2 and Class BV Applied Realized Loss Amounts and second to Subaccount AV-1.

                  Section 3.02. Certificate Distributions (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of
                           (x) the Current  Interest and Interest  Carry
                           Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

                  (iv) to the Class BF Certificates, the Class BF Current Interest; and

                  (v)      any remainder pursuant to Section 3.02(e) hereof.

         (b) On each Distribution Date, the Trustee (or the Paying Agent on behalf of Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated:

                  (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

                  (iv) to the Class BV Certificates, the Class BV Current Interest; and

                  (v)      any remainder pursuant to Section 3.02(f) hereof.

         (c) On each Distribution Date, the Trustee (or the Paying Agent on behalf of Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i)      to the  Group I Class  A  Certificates,  the  Group
                           I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-5 Distribution Amount to the Class AF-5 Certificates; and (y) the balance of the Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates so that no such distribution pursuant to this clause (y) will made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower denomination shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution
                           Amount  will  be  distributed   pro  rata  and  not
                           sequentially;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount;

                  (iv) to the Class BF Certificates, the Class BF Principal Distribution Amount; and

                  (v)      any remainder pursuant to Section 3.02(e) hereof.

         (d) On each Distribution Date, the Trustee (or the Paying Agent on behalf of Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group II Class A Certificates, the Class A Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount;

                  (iv) to the Class BV Certificates, the Class BV Principal Distribution Amount; and

                  (v)      any remainder pursuant to Section 3.02(f) hereof.

         (e) On each Distribution Date, the Trustee (or the Paying Agent on behalf of Trustee) shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(v) and (c)(v) and, to the extent required to make the allocations set forth below in clauses (i) through
(vii) of this Section 3.02(e), Section 3.02(f)(xii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

                  (i)      the Group I Extra Principal Distribution Amount;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

                  (iii) to the Class MF-1 Certificates, the Class MF-1 Unpaid Realized Loss Amount;

                  (iv) to the Class MF-2 Certificates, the Class MF-2 the Interest Carry Forward Amount;

                  (v) to the Class MF-2 Certificates, the Class MF-2 Unpaid Realized Loss Amount;

                  (vi) to the Class BF Certificates, the Class BF Interest Carry Forward Amount;

                  (vii) to the Class BF Certificates, the Class BF Unpaid Realized Loss Amount;

                  (viii) to the extent required to make the allocations set forth in clauses (i) through (vii) of Section 3.02(f) hereof, pursuant to Section 3.02(f) hereof; and

                  (ix)     the remainder pursuant to Section 3.02(g) hereof.

         (f) On each Distribution Date, the Trustee (or the Paying Agent on behalf of Trustee) shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(v) and (d)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vii) of this Section 3.02(f), Section 3.02(e)(viii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

                  (i)       the Group II Extra Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

                  (iii) to the Class MV-1 Certificates, the Class MV-1 Unpaid Realized Loss Amount;

                  (iv) to the Class MV-2 Certificates, the Class MV-2 the Interest Carry Forward Amount;

                  (v) to the Class MV-2 Certificates, the Class MV-2 Unpaid Realized Loss Amount;

                  (vi) to the Class BV Certificates, the Class BV Interest Carry Forward Amount;

                  (vii) to the Class BV Certificates, the Class BV Unpaid Realized Loss Amount;

                  (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

                  (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

                  (x) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

                  (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class BV Certificates, to the Class BV Certificates, the Class BV Certificates Carryover;

                  (xii) to the extent required to make the allocations set forth in clauses (i) through (vii) of Section 3.02(e) hereof, pursuant to Section 3.02(e) hereof; and

                  (xiii)    the remainder pursuant to Section 3.02(g) hereof.

         (g) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(ix) and
(f)(xiii) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

                  (i) to the Class C Certificates, the Class C Distribution Amount; and

                  (ii)     to the Class R Certificates, the remainder.

         (h) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate any excess of the Group I Certificate Principal Balance over the Schedule Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:


                  (i) to the Class BF Certificates until the Class BF Certificate Principal Balance is reduced to zero;

                  (ii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

         (i) On each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:


                  (i) to the Class BV Certificates until the Class BV Certificate Principal Balance is reduced to zero;

                  (ii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

                  (iii) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

Section 3.03. Reports to the Depositor. On or before the Business Day preceding each Distribution Date, based on information provided by the Servicers, the Master Servicer shall notify the Depositor of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

                  (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

                  (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

                  (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with
         Section 3.02 hereof; and

                  (d)      whether a Trigger Event has occurred.

Section 3.04.  Reports by Master Servicer.

         (a) On each Distribution Date, based on information provided by the Servicers, the Master Servicer shall report in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating
Agencies:

                  (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

                           (a) the amount of the distributions on such Distribution Date;

                           (b) the amount of such distribution allocable to interest;

                           (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein and any Extra Principal Distribution Amount and any Applied Realized Loss Amount with respect to, and any Unpaid Realized Loss at, such Distribution Date;

                           (e) the principal balance after giving effect to any distribution allocable to principal; and

                           (f)       any Interest Carry Forward Amount;



                  (ii)      the Group I Net Rate and the Group II Net Rate;

                  (iii) the largest Mortgage Loan balance outstanding in each Group;

                  (iv) the Servicing Fees and Master Servicing Fees allocable to each Group;

                  (v) One-Month LIBOR on the most recent Interest Determination Date; and

                  (vi) the Pass-Through Rates for the Group II Certificates for the current Accrual Period.

         (b) On each Distribution Date, based on information provided by the Servicers, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters and the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

                  (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related Prepayment Period.

                  (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph
         (i) above represent with respect to all Mortgage Loans in each Group;

                  (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

                  (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

                  (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period;

                  (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.


                                   ARTICLE IV
                               THE CERTIFICATES


         Section 4.01.  The Certificates.

         The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1997-1. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $464,142,000, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates, the initial Certificate Principal Balance and the Final Scheduled Distribution Date for each such Class:

                     Initial Certificate           Final Scheduled
      Class           Principal Balance            Distribution Date
      -----          -------------------           -----------------
       AF-1               $36,500,000             January 25, 2012
       AF-2               $26,997,000             July 25, 2020
       AF-3               $10,000,000             November 25, 2023
       AF-4               $12,118,000             February 25, 2027
       AF-5                $9,512,000             January 25, 2012
       MF-1                $1,866,000             February 25, 2027
       MF-2                $6,399,000             February 25, 2027
        BF                 $3,253,000             February 25, 2027
       AV-1              $302,979,000             April 25, 2027
       MV-1               $14,299,000             April 25, 2027
       MV-2               $25,025,000             April 25, 2027
        BV                $15,194,000             April 25, 2027
        C                          $0             May 25, 2027
        R                          $0             May 25, 2027

         The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

         The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

         Section 4.02.  Denominations.

         The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

         Section 4.03.  Interest Fund.

         An Interest Fund shall be established by the Trustee (or the Paying Agent on behalf of the Trustee). The Interest Fund shall initially consist of cash in the amount of $34,952.11 (of which $19,694.39 is allocated to Group I and $15,257.72 is allocated to Group II). The Interest Fund shall be an Eligible Account and, as soon as practicable after the Closing Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall invest any moneys on deposit in the Interest Fund in Permitted Investments at the direction of the Master Servicer. On the Business Day preceding the April 25, 1997, Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw the entire amount from the Interest Fund (excluding any earnings thereon) and deposit such amount into the Asset Proceeds Account. Such entire amount shall be used to make distributions of interest on such Distribution Date and to cover applicable administrative costs (which do not include the Servicing Fees) relating to the Mortgage Loans listed on Schedule III. The Interest Fund shall not be an asset of either of the REMICs. Any earnings on the Interest Fund shall be payable on such date to Meritech.



                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.01.  Request for Opinions.

         (a) The Depositor hereby requests and authorizes Arter & Hadden, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Master Servicer, and each Rating Agency as may be
(i) required by any and all documents, certificates or agreements executed in connection with the Trust or (ii) requested by the Trustee, the Master Servicer, any Rating Agency or their respective counsels.

         (b) The Trustee and the Master Servicer hereby request and authorize their respective counsel to issue on behalf of the Trustee and the Master Servicer such legal opinions to the Depositor, the Master Servicer, the Trustee, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

         Section 5.02.  Form of Certificates.

         The Certificates shall be substantially in the respective forms set forth in Exhibit A hereto. All Certificates shall be dated the date of their execution.

         Section 5.03.  Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

         Section 5.04.  Governing Law.

         In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

         Section 5.05.  REMIC Administration.

         (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                                      Type of Interest
   Pooling Interest       Initial Subaccount       Pass-Through       For Purposes of          Final Scheduled
      Designation               Balance                Rate           REMIC Provisions          Payment Dates
        Group I
Subaccount AF-1             $36,500,000                (1)                Regular             January 25, 2012
Subaccount AF-2             $26,997,000                (1)                Regular             July 25, 2020
Subaccount AF-3             $10,000,000                (1)                Regular             November 25, 2023
Subaccount AF-4             $12,118,000                (1)                Regular             February 25, 2027
Subaccount AF-5              $9,512,000                (1)                Regular             January 25, 2012
Subaccount MF-1              $1,866,000                (1)                Regular             February 25, 2027
Subaccount MF-2              $6,399,000                (1)                Regular             February 25, 2027
Subaccount BF                $3,253,000                (1)                Regular             February 25, 2027
       Group II
Subaccount AV-1             302,979,000                (2)                Regular             April 25, 2027
Subaccount MV-1              14,299,000                (2)                Regular             April 25, 2027
Subaccount MV-2              25,025,000                (2)                Regular             April 25, 2027
Subaccount BV                15,194,000                (2)                Regular             April 25, 2027
Subaccount R                      (3)                  (3)                Residual

(1)      On any Distribution Date, the Group I Net Rate.
(2)      On any Distribution Date, the Group II Net Rate.
(3)      Subaccount R is not issued with a Balance or a Pass-Through Rate.

                  (ii) Subaccount R shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

                  (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

                  (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

         (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. Class R is the residual interest in the Issuing REMIC.

                  (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

                  (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

         (c)      General.

                  (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

                  (ii) The Trustee shall make (or cause the Paying Agent to make) elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

         (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is February 25, 2029.

         Section 5.06. Master Servicer; Month-End Interest. Texas Commerce Bank National Association is hereby appointed (a) as administrative agent of the Trust to perform the duties and responsibilities of the Master Servicer hereunder, (b) Custodian, (c) Certificate Registrar and (d) Paying Agent. Notwithstanding anything in the Trust Agreement to the contrary, neither the Trustee nor the Master Servicer shall be obligated to pay Month End Interest under any circumstance, including without limitation, the failure of a Servicer to do so.

         Section 5.07. Trustee; Advances. Sections 3.04(c) and (d) of the Standard Terms (relating to the Trustee's obligation to make Advances) are deleted in their entirety and references to "or the Trustee" in Section 3.04(e) of the Standard Terms and to "and Trustee" in the heading of Section 3.04 of the Standard Terms are deleted. The Trustee shall not be obligated to make Advances. Notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall not be obligated to pay Month-End Interest under any circumstance, including without limitation, the failure of a Servicer to do so.

         Section 5.08. Auction Call. Within 90 days of the Auction Sale Bid Date, the Master Servicer will notify the investment banking or whole-loan trading firm selected by the Depositor (such investment bank or trading firm, the "Advisor") who will solicit and will have sole responsibility for soliciting on behalf of the Trust competitive bids for the purchase of the Mortgage Loans then remaining in the Trust for fair market value (such bidders may include the Depositor or any of its affiliates). If satisfactory bids are received as described below, the proceeds of the sale of such assets shall be deposited into the Asset Proceeds Account. The Advisor will solicit, on behalf of the Trust, good-faith bids from no fewer than two prospective purchasers that are considered at the time to be competitive participants in the home loan mortgage market. The Advisor will consult with any securities brokerage houses identified by the Depositor as then making a market in the Certificates to obtain a determination as to whether the fair market value of such assets has been offered.

         If the highest good-faith bid received by the Advisor from a qualified bidder is, in the judgment of the Advisor, not less than the fair market value of such Mortgage Loans and if such bid is sufficient to reduce the Certificate Principal Balances of the Group I Certificates and Group II Certificates to zero and to pay the Current Interest Amount and the Interest Carry-Forward Amount to the Group I Class A Certificates and the Group II Class A Certificates and the Current Interest Amount to the Group I Subordinated Certificates and Group II Subordinated Certificates, the Master Servicer, upon the written direction of the Advisor and the Depositor, will sell and assign such Mortgage Loans without representation, warranty or recourse to such highest bidder and will redeem the Certificates; provided, however, the Master Servicer will decline to consummate such sale unless it receives from the Advisor written direction to proceed with such sale and an opinion of counsel addressed to the Master Servicer that such sale will not give rise either to "any prohibited transaction" tax under Section 860F(a)(1) of the Code or to any tax on contribution to the REMIC after the Closing Date under Section 860G(d)(1) of the Code. If such sale is not consummated in accordance with the foregoing, the Master Servicer will not be under any obligation to solicit any further bids or otherwise to negotiate any further sale of the Mortgage Loans. In such event, however, if directed by the Depositor, the Master Servicer may notify the Advisor who will solicit bids from time to time in the future for the purchase of the Mortgage Loans upon the same terms described above. The Master Servicer may consult with the Advisor and the advice of the Advisor shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Master Servicer hereunder.

         The Depositor shall not have the right to purchase from the Trust provided for in Section 9.02 of the Standard Terms. No Class of the Certificates shall be a Designated Class pursuant to Section 9.02 of the Standard Terms, which Section 9.02 (and the provision for Optional Termination) shall not be applicable to the Series 1997-1 Certificates.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Certificate Registrar, the Paying Agent, the Custodian and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of March 1, 1997.

                          SAXON ASSET SECURITIES COMPANY



                                  By:   ____________________________________
                                          Bradley D. Adams, Vice President


                          TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                            as Master Servicer, Custodian, Certificate
                            Registrar and Paying Agent

                                  By: ________________________________________
                                            Rafael Herrera, Vice President

                          CITIBANK, N.A.
                            not in its individual capacity but solely as trustee under the Trust Agreement

                                  By: ________________________________________
                                        Jenny Cheng, Assistant Vice President

COMMONWEALTH OF VIRGINIA             )
                                     ) ss.:
CITY OF RICHMOND                     )

        The foregoing instrument was acknowledged before me March 27, 1997, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.

                                   -------------------------------------------
                                                    Notary Public

My Commission expires:

STATE OF     )
             ) ss.:
COUNTY OF    )

             The foregoing instrument was acknowledged before me on March 27, 1997, by Rafael Herrera, a Vice President of Texas Commerce Bank National Association, a national banking association, on behalf of the bank.

                       -----------------------------------
                                  Notary Public

My Commission expires:

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

             The foregoing instrument was acknowledged before me March 27, 1997, by Jenny Cheng, an Assistant Vice President of Citibank, N.A., a national banking association, on behalf of the bank.

                                 ------------------------------------
                                            Notary Public

My Commission expires:

                                   Schedule I
                                 Mortgage Loans

         A.       Group I Mortgage Loans.
         B.       Group II Mortgage Loans.

                                   Schedule II
                                 Sales Agreement

                                  Schedule III
            Mortgage Loans for which first payment to the Trust will
                         be after ______________________

                                       30